      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

====================================================================================================================================
                                   Original        Beginning                                  Current                     Ending
                     Certificate Certificate      Certificate                                 Realized     Total        Certificate
    Class     Cusip     Rate       Balance          Balance        Interest      Principal      Loss    Distribution      Balance
------------------------------------------------------------------------------------------------------------------------------------
    AF-1    60935BEL9 6.88875%  401,250,000.00   259,243,000.00  1,537,824.08  6,600,000.00     0.00    8,137,824.08  252,643,000.00
Factors per
  Thousand                                                         3.83258336    16.44859813             20.28118150    629.63987539
------------------------------------------------------------------------------------------------------------------------------------
    AF-2    60935BEM7 6.72000%  133,750,000.00   86,409,000.00     500,020.08   2,200,000.00    0.00    2,700,020.08   84,209,000.00
Factors per
  Thousand                                                         3.73846789    16.44859813             20.18706602    629.60000000
------------------------------------------------------------------------------------------------------------------------------------
   POOL I                       535,000,000.00   345,652,000.00  2,037,844.16   8,800,000.00    0.00   10,837,844.16  336,852,000.00
   Totals                                                          3.80905450    16.44859813             20.25765263    629.62990654
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
     A-V    60935BEN5 6.87875%  360,000,000.00   200,658,000.00  1,188,571.19  11,689,138.93    0.00   12,877,710.12  188,968,861.07
Factors per
  Thousand                                                         3.30158663    32.46983036             35.77141699       524.91
------------------------------------------------------------------------------------------------------------------------------------
   POOL II                      360,000,000.00   200,658,000.00  1,188,571.19  11,689,138.93    0.00   12,877,710.12  188,968,861.07
   Totals                                                          3.30158663    32.46983036             35.77141699    524.91350297
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
   Totals                       895,000,000.00   546,310,000.00  3,226,415.34  20,489,138.93    0.00   23,715,554.27  525,820,861.07
====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

================================================================================

                             Certificate Information

                                     POOL I

                      Interest         Carry Forward       Monthly Advance
                    Requirement            Amount            for Bankruptcy

       AF-1         1,537,824.08            0.00                0.00
       AF-2          500,020.08             0.00                0.00



                                     POOL II

        AV          1,188,571.19            0.00                0.00


================================================================================

FIRST UNION NATIONAL BANK
Structured Finance Trust Services
401 South Tryon Street, 12th Floor
Charlotte, North Carolina  28288-1179

      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

===================================================================================================================================
                                                          POOL I

     SCHEDULE OF REMITTANCE
Aggregate Amount Received                  11,117,328.64          FEES
                                                                  Contingency Fee       69,966.21
Monthly Advance                                81,701.99          Expense Account        3,240.49
(Unreimbursed Monthly Advance)                      0.00          Insurance Fee         31,685.00
(Servicer Fee)                                (69,966.21)         Servicer Fee          69,966.21
(Contingency Fee)                             (69,966.21)
(Late Charges)                               (124,961.83)
(Escrow)                                     (187,845.70)
(Excess Spread)                              (784,196.77)
                                         ----------------
                                           (1,155,234.74)         PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
                                                                  5/31/00                     6/30/00              7/31/00
                                                                  -------                     -------              -------
AVAILABLE REMITTANCE AMOUNT                 9,962,093.90          10.449%                     10.438%              10.426%
                                         ================




                                                  ---------------------------------------------------------------------------------
     EXHIBIT L                                      DELINQUENT INFOR.              # LOANS            AMOUNT        PERCENTAGE
                                                  ---------------------------------------------------------------------------------
                                                  Delinquent 1-29 Days               636           30,607,458.67       9.09%
---------------------------------------------     Delinquent 30-59 Days              114            5,832,738.98       1.73%
Outstanding Balance         $ 336,870,813.60      Delinquent 60-89 Days               44            2,402,386.21       0.71%
---------------------------------------------     Delinquent 90 and over             102            5,437,460.41       1.61%
    # Accounts                         6,652      Loans in Foreclosure               205           13,938,444.19       4.14%
---------------------------------------------     REO Property                        61            3,753,775.19       1.11%
                                                                        -----------------------------------------------------------
                                                  TOTALS                             1162         $61,972,263.65      18.40%
                                                  ---------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

====================================================================================================================================
                                                           POOL I

      COLLATERAL INFORMATION
Adjusted Mortgage Interest Rate                         9.797%  Certificate Remittance Amount from Pool I              2,107,132.18
Aggregate Beginning Principal Balance of Loans  345,670,467.70  WAC                                                         10.418%
Aggregate Ending Principal Balance of Loans     336,870,813.60  WAM                                                          266.35
Compensating Interest                                 1,701.66
Curtailments                                        939,449.99
Excess and Monthly Payments                         502,326.37           SPREAD ACCOUNT INFORMATION
                                                                         --------------------------
Interest Received                                 2,915,196.85  Spread Account Beginning Balance                      29,162,256.32
Monthly Excess Spread Percentage                          100%     Interest Earnings                                     155,966.83
Payments And Reimbursements to the Servicers
  Pursuant to:                                                     Adjustments                                              (104.83)
     Section 4.01(b)                                      0.00     Deposits to Spread Account                                  0.00
     Section 4.04(c)                                      0.00     Withdrawals from Spread Account for Insured Payment  (126,585.30)
     Section 4.04(d)(ii)                                  0.00     Total Withdrawals from Spread Account              (2,233,717.48)
     Section 4.01(e)                                      0.00  Ending Spread Account Balance                         27,084,400.84
     Section 4.01(f)                                139,932.42  Aggregate Interest Earnings                            1,903,018.97
Principal Prepayments (Number/Amount) 131         6,412,340.72  Ending Spread Account Balance less Interest Earnings  25,181,381.87
Realized Losses/Cumulative            945,537.09  8,201,640.21  Specified Spread Account Requirement                  20,062,500.00

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

====================================================================================================================================
                                                       POOL II

  SCHEDULE OF REMITTANCE                                          FEES
Aggregate Amount Received                 13,339,534.99           Contingency Fee         40,507.77
                                                                  Expense Account          2,466.42
Monthly Advance                               46,127.22           Insurance Fee           18,394.00
(Unreimbursed Monthly Advance)                     0.00           Servicer Fee            40,507.77
(Servicer Fee)                               (40,507.77)
(Contingency Fee)                            (40,507.77)
(Late Charges)                               (89,913.68)
(Escrow)                                    (224,700.99)
(Excess Spread)                             (463,130.57)          PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
                                        ----------------
                                            (812,633.56)                   5/31/00             6/30/00            7/31/00
                                                                           -------             -------            -------
                                                                           10.072%             10.179%            10.262%
AVAILABLE REMITTANCE AMOUNT               12,526,901.43
                                        ================



                                                       -----------------------------------------------------------------------------
        EXHIBIT L                                         DELINQUENT INFOR.             # LOANS           AMOUNT       PERCENTAGE
                                                       -----------------------------------------------------------------------------
                                                       Delinquent 1-29 Days               228         18,353,578.44       9.71%
-------------------------------------------------      Delinquent 30-59 Days               63          4,459,511.60       2.36%
   Outstanding Balance          $ 188,978,189.30       Delinquent 60-89 Days               22          1,893,911.08       1.00%
-------------------------------------------------      Delinquent 90 and over              60          5,664,561.16       3.00%
        # Accounts                         2,405       Loans in Foreclosure               155         12,261,342.25       6.49%
-------------------------------------------------      REO Property                        51          3,893,401.18       2.06%
                                                                                ----------------------------------------------------
                                                       TOTALS                             579        $46,526,305.71      24.62%
                                                       -----------------------------------------------------------------------------


====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

====================================================================================================================================
                                                               POOL II

       COLLATERAL INFORMATION
Adjusted Mortgage Interest Rate                          9.877%  Certificate Remittance Amount from Pool II                    0.00
Aggregate Beginning Principal Balance of Loans   200,667,328.20  WAC                                                         10.502%
Aggregate Ending Principal Balance of Loans      188,978,189.30  WAM                                                         334.75
Compensating Interest                                     48.68
Curtailments                                         584,482.71
Excess and Monthly Payment                           104,857.77
Interest Received                                  1,707,450.50      SPREAD ACCOUNT INFORMATION
Monthly Excess Spread Percentage                           100%  Spread Account Beginning Balance                     16,664,838.42
Payments And Reimbursements to the
    Servicers Pursuant to:                                          Interest Earnings                                     89,237.04
     Section 4.01(b)                                       0.00     Adjustments                                              (59.98)
     Section 4.04(c)                                       0.00     Deposits to Spread Account                            91,461.46
     Section 4.04(d)(ii)                                   0.00     Withdrawals from Spread Account                            0.00
     Section 4.01(e)                                       0.00  Ending Spread Account Balance                        16,845,476.94
     Section 4.01(f)                                  81,015.54  Aggregate Interest Earnings                           1,084,358.81
Principal Prepayments (Number/Amount) 109         10,583,779.01  Ending Spread Account Balance less Interest Earnings 15,761,118.13
Realized Losses/Cumulative            416,019.44   4,355,690.37  Specified Spread Account Requirement                 20,880,000.00



====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

      THE MONEY STORE ASSET BACKED CERTIFICATES            RECORD DATE: 08/31/00
                   SERIES 1998-C                    DETERMINATION DATE: 09/12/00
           STATEMENT TO CERTIFICATEHOLDER            DISTRIBUTION DATE: 09/15/00
                                                                               C

================================================================================
                     AGGREGATES AND OTHER TRUST INFORMATION

       Other Trust Information

Libor                                                                    6.619%

Aggregate Spread Account Beginning Balance                        45,827,094.74
   Interest Earnings                                                 245,203.87
   Adjustments                                                          (164.81)
   Deposits to Spread Account                                         91,461.46
   Withdrawals from Spread Account                                (2,233,717.48)
Aggregate Ending Spread Account Balance                           43,929,877.78
Aggregate Interest Earnings                                        2,987,377.78
Aggregate Ending Spread Account Balance less Interest Earnings    40,942,500.00
Aggregate Specified Spread Account Requirement                    40,942,500.00


================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039